LEGG MASON CAPITAL MANAGEMENT GROWTH TRUST, INC.

LEGG MASON CAPITAL MANAGEMENT SPECIAL INVESTMENT TRUST, INC.

LEGG MASON CAPITAL MANAGEMENT VALUE TRUST, INC.

SUPPLEMENT DATED NOVEMBER 17, 2011

TO EACH FUND’S PROSPECTUS, DATED FEBRUARY 28, 2011

The following information supplements each fund’s Prospectus:

On November 16, 2011, the Boards of Legg Mason Capital Management Growth Trust, Legg Mason Capital Management Special Investment Trust and Legg Mason Capital Management Value Trust (each a “Fund”) approved an Agreement and Plan of Reorganization pursuant to which each Fund would be reorganized as new series (each a “New Fund”) of a Maryland statutory trust, Legg Mason Global Asset Management Trust (“LMGAMT”). Currently, the Funds are organized as series of Maryland corporations.

The Declaration of Trust (“Declaration”) for LMGAMT provides flexibility to the trustees in the conduct of LMGAMT’s business and in the governance of LMGAMT and broad authority consistent with Maryland law. Many of the provisions of the Declaration are designed to permit LMGAMT to operate efficiently and in a cost effective manner. Currently, each corporation has its own governing documents, and the terms of these documents vary in some respects. Adopting a single form of organizational structure with a single form of trust document is expected to simplify the administration and oversight of the Funds as each of the New Funds would operate under the same declaration of trust, with the further expectation that the resulting efficiencies will save shareholders money.

Description of the Reorganizations

The reorganizations will be shell reorganizations and will therefore not result in the combination of assets of any Fund with any other fund. After the reorganizations, shareholders will hold the same proportionate interest in the same portfolio of assets as they held immediately prior to the reorganizations. Immediately after the reorganizations, each New Fund will have the same portfolio management team, investment objective, strategies, policies and restrictions, the same class structure and fees, and the same Board members and officers as its predecessor Fund. The New Funds will have management agreements, distribution plans, distribution agreements, other service agreements, and policies and procedures identical to those of the corresponding Fund. No sales load, deferred sales charge, commission, redemption fee, or other transactional fee will be charged as a result of the reorganizations.

Summary of the Agreement and Plan of Reorganization

The Agreement and Plan of Reorganization contemplates the transfer of all of the assets of each Fund to the corresponding New Fund in exchange solely for the New Fund’s assumption of all of the liabilities of the corresponding Fund and shares of the New Fund having an aggregate net asset value equal to the aggregate net asset value of the Fund. Under the Agreement and Plan of Reorganization, the Fund would then distribute those New Fund shares to its shareholders, so that each shareholder’s account in the New Fund has the same value immediately after the reorganization as did that shareholder’s account in the Fund immediately before the reorganization. Shareholders of the Fund would receive the same class of shares of the New Fund as they owned in the Fund.

Tax Information

Legg Mason expects the reorganization to qualify as a “reorganization” as defined in Section 368 of the Internal Revenue Code of 1986, as amended. As a result, it is expected that neither the Funds nor their shareholders would recognize gain or loss as a direct result of the reorganization and that the aggregate tax basis in the New Fund shares received by each Fund shareholder would be the same as the shareholder’s aggregate tax basis in the Fund shares. You should talk to your tax advisor about any state, local and other tax consequences of your Fund’s reorganization.

Timing and Costs

It is anticipated that the reorganization of each Fund will occur on or about February 29, 2012. The costs of the reorganizations will be Fund expenses. For Funds or classes that have expense caps in place, any amounts that exceed existing expense caps will be borne by Legg Mason.

Differences in Shareholder Rights

The reorganization will result in changes to fund governance both as a result of the change in governing law from the Maryland General Corporate Law (“MGCL”) to the Maryland Statutory Trust Act and as a result of differences between the charters of the Funds and the Declaration of the New Funds. A list of significant changes to fund governance as a result of the reorganizations follows:

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Voting Power.  The Articles of Incorporation of each Fund currently grant each share of stock one vote. The Declaration provides each share of stock with the number of votes equal to the net asset value of the share, expressed in dollars. This could alter the relative voting power for shareholders of different series in fund-wide or Trust-wide votes (such as a vote to elect trustees) as there are differences in the net asset value per share between classes and between funds.

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Written Consent of Shareholders.  For a Fund to take action by written consent of its shareholders, the MGCL requires unanimous consent of the shareholders (except that in the election of directors, the approval of the votes that would be required in a normal shareholder vote are sufficient). Under the Declaration, action may be taken by written consent for any matter with the approval of the same number of votes that would be required at a shareholder meeting.

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Charter Amendments.  Under each Fund’s Articles of Incorporation and the MGCL, charter amendments must generally be approved by a majority of shareholders. Amendments to the Declaration require only Board approval. The Funds and the New Funds must nevertheless comply with the 1940 Act, which sets out certain standards of corporate governance, including requirements relating to capital structure, matters on which shareholders have a right to vote, board composition and operating policies. This provision permits the trustees to act quickly in response to competitive or regulatory conditions without the cost and delay of a shareholder meeting when the trustees believe that the amendment is in the interests of shareholders.

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Removal of a Director.  Under the MGCL, shareholders of each Fund may remove a director with a majority vote. Under the Declaration, shareholders can remove a trustee only with approval of 2/3 of the voting power.

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Redemption of Shares by a Fund.  The Articles of Incorporation of each Fund state that a Fund can redeem all the shares that a shareholder owns if the aggregate net asset value of the shareholder’s shares have fallen below a minimum dollar amount set by the Board. The Declaration would allow the New Funds to redeem some or all of the shares of a shareholder for any reason, including to pay small account fees. The Declaration also provides that the New Trust may involuntarily redeem a shareholder’s shares upon such conditions as may be determined by the trustees. For example, a shareholder’s shares may be redeemed if the shareholder fails to provide the New Trust with identification or if the New Trust is unable to verify the information received from the shareholder. The trustees have broad authority to provide for the merger or consolidation of the trust into another trust or entity, to sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or to terminate the trust or any series or class.

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Derivative Actions.  There are no provisions relating to shareholder derivative actions in the Funds’ Articles of Incorporation. Under Maryland law, the MGCL and applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions. The Declaration provides a detailed process for the bringing of derivative actions in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the New Funds’ or their shareholders as a result of spurious demands and derivative actions. A plaintiff may be responsible for a Fund’s costs related to litigation brought in violation of these provisions.

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Ability to Inspect Books and Records.  Under the MGCL, each Fund is required to permit 5% shareholders to inspect the Fund’s books of account and stock ledger. The Declaration allows shareholders to inspect the records, documents, accounts and books only with the trustees’ approval.

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This supplement should be retained with your Prospectus for future reference.

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